Exhibit 3.1.10

TELEFLEX MEDICAL INCORPORATED

CERTIFICATE OF

AMENDMENT AND RESTATEMENT

OF THE

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

C. Jeffrey Jacobs and Cynthia Sharo certify that:

FIRST. They are the Vice President and Secretary, respectively, of Teleflex Medical Incorporated, a California corporation (the “Corporation”).

SECOND. The Amended and Restated Articles of Incorporation of the Corporation are amended and restated in their entirety to read as herein set forth in full:

[Remainder of Page Intentionally Left Blank]

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

TELEFLEX MEDICAL INCORPORATED

ARTICLE I.

NAME OF CORPORATION

The name of the Corporation shall be:

Teleflex Medical Incorporated

ARTICLE II.

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

ARTICLE III.

AUTHORIZED CAPITAL STOCK

The Corporation is authorized to issue two classes of shares of stock to be designated, respectively, “Common Stock” and “Preferred Stock”: the total number of such shares shall be six thousand (6,000); the total number of Common Stock shall be five thousand (5,000), each having a par value of one-cent ($0.01) per share; and the total number of Preferred Stock shall be one thousand (1,000), each having a par value of one-cent ($0.01) per share, of which five hundred (500) shares of Preferred Stock shall be designated “Series A Preferred Stock” and of which five hundred (500) shares of Preferred Stock shall be designated “Series B Preferred Stock.”

In addition to the Series A Preferred Stock and the Series B Preferred Stock, the Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation, the dividend rate, conversion rights, redemption price and liquidation preference, of any wholly unissued series of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had before the adoption of the resolution or resolutions originally fixing the number of such shares.

Immediately following the filing in the Office of the Secretary of State of California of the Certificate of Amendment and Restatement of the Amended and Restated Articles of Incorporation, as amended, of the Corporation (the “Effective Time”), to reflect the insertion of this paragraph in, and immediately following the second full paragraph of, ARTICLE III of the Corporation’s Amended and Restated Articles of Incorporation, as amended (the “Articles”), the shares of common stock, par value of one-cent ($0.01) per share, of the Corporation, issued and outstanding immediately before the Effective Time (the “Old Common Stock”), shall immediately following the Effective Time be changed, reclassified and split into shares of common stock, par value of one-cent ($0.01) per share, of the Corporation (the “New Common Stock”) on the basis of twenty (20) shares of New Common Stock for each share of Old Common Stock (such change, reclassification and combination being referred to herein as the “Stock Split”). Immediately following the Effective Time, each holder of record of a certificate that immediately prior to the Effective Time represented outstanding shares of Old Common Stock (the “Old Certificate”) shall be entitled to receive, as soon as reasonably practicable following the surrender by such holder of such Old Certificate, a new certificate representing that number of whole shares of New Common Stock into which the shares of Old Common Stock so surrendered have been changed, reclassified and split as of the Effective Time pursuant to the Stock Split (one (1) share of Old Common Stock changed, reclassified and split into twenty (20) shares of New Common Stock), and until the Old Certificates are surrendered, the Old Certificates shall be deemed, for all corporate purposes, to evidence ownership of that number of whole shares of New Common Stock into which the shares of Old Common Stock have been changed, reclassified and split pursuant to the Stock Split The board of directors of the Corporation (the “Board of Directors”) is further empowered to lake further necessary action, not inconsistent with this paragraph, to fully effectuate the Stock Split.

ARTICLE IV.

SERIES A PREFERRED STOCK

(1) Dividends and Distributions.

(A) The holder of each share of Series A Preferred Stock shall receive in respect thereof, when and as declared by the Board of Directors out of funds legally available for such purpose, cumulative cash dividends at the rate per annum of Eighty Three Thousand Canadian dollars (CA$83,000), payable annually on each February 15 in each year (each such date being referred to herein as a “Series A Annual Dividend Payment Date”), commencing on the first Series A Annual Dividend Payment Date after the first issuance of a share of Series A Preferred Stock, and no more. Dividends on each share of Series A Preferred Stock will accumulate from the date of the issue of such share, but accruals of dividends will not bear interest.

(B) Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

(2) Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) In addition to the voting rights provided for in ARTICLE IV, Section (2)(B), the holders of Series A Preferred Stock shall be entitled to vote, at the rate of one vote for each share of such stock held, with respect to all matters which are submitted to a vote of shareholders or with respect to which shareholders may be entitled to vote, including without limitation the election of directors.

(B)

(i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to two (2) animal dividends thereon, the occurrence of such contingency shall mark the beginning of a period (a “Series A Default Period”) which shall extend until such time when all accrued and unpaid dividends for all previous annual dividend periods and for the current annual dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each Series A Default Period, all holders of Series A Preferred Stock and Series B Preferred Stock on which dividends are in arrears in an amount equal to two (2) annual dividends thereon, voting as a class, irrespective of series designation, shall have the right to elect two (2) directors.

(ii) During any Series A Default Period, such voting rights of the holders of Series A Preferred Stock may be exercised initially at a special meeting called pursuant to ARTICLE IV, Section (2)(B)(iii) or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting rights nor the right of the holders of any other series of Preferred Stock, if any, to increase the authorized number of directors shall be exercised unless the holders of one-third (1/3) of the shares of Preferred Stock outstanding and entitled to such voting rights shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing Series A Default Period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if two (2) vacancies do not then exist, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them at such meeting of two (2) directors. After the holders of the Preferred Stock shall have exercised their right to elect directors in any Series A Default Period and during the continuance of such period, the number of directors which shall constitute the Board of Directors shall not be increased or decreased except by the affirmative vote of a majority of the outstanding shares of each class or series of Capital Stock entitled to vote thereon, each class or series voting as a class or series.

(iii) During an existing Series A Default Period, unless the holders of Preferred Stock shall have previously exercised their right to elect directors as provided for in this Section, the Board of Directors may, and upon the written request of the holders of at least ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series designation, the Board of Directors shall call a special meeting of the holders of Preferred Stock for the purpose of conducting the election of directors referred to in ARTICLE IV, Section (2)(B)(ii). Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this ARTICLE IV, Section (2)(B) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after such request, and if the Board of Directors shall not have called such meeting within sixty (60) days after such request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this ARTICLE IV, Section (2)(B)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the shareholders, but instead such election of directors shall be conducted at such annual meeting of shareholders.

(iv) In any Series A Default Period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the Series A Default Period and (y) if at any time during the Series A Default Period a vacancy shall exist in the Board of Directors, and two (2) directors elected by the holders of Preferred Stock pursuant to this Section shall not then be in office, such vacancy in the Board of Directors may be filled by the vote of the holders of Preferred Stock in accordance with this ARTICLE IV, Section (2)(B), except that if such vacancy is created by the removal of a director, the vacancy may be filled only by the unanimous vote of the holders of Preferred Stock.

(v) Immediately upon the expiration of a Series A Default Period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate and (z) the number of directors shall be such number as may be provided for in or fixed pursuant to the Articles or the bylaws of the Corporation, as amended (the “Bylaws”), irrespective of any increase made pursuant to the provisions of ARTICLE IV, Section (2)(B)(ii) (such number being subject, however, to change thereafter in any manner provided by law or in the Articles or the Bylaws).

(3) Certain Restrictions.

(A) Whenever annual dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in ARTICLE IV, Section (1)(B) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not declare or pay dividends on, make any other distributions with respect to, or redeem or purchase or otherwise acquire for consideration, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section (3)(A) or (3)(C)(iii) of this ARTICLE IV, purchase or otherwise acquire such shares at such time and in such manner.

(C) So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the consent, given in writing or by resolution adopted at a meeting duly called for that purpose, of the holders of at least a majority of the shares of Series A Preferred Stock outstanding, do any of the following:

(i) Make any change in the Articles or otherwise effect any change in the preferences, qualifications, limitations, restrictions or special or relative rights of the shares of Series A Preferred Stock so as to affect the Series A Preferred Stock adversely.

(ii) Merge or consolidate with any other corporation or other entity, or sell or otherwise dispose of all or substantially all of its assets, unless under the terms of such merger, consolidation or sale or other disposition of assets (1) the shares of Series A Preferred Stock then outstanding will remain outstanding with no adverse changes-in its preferences, qualifications, limitations, restrictions or special or relative rights or (2) each holder of shares of Series A Preferred Stock shall receive, in exchange for such shares, securities of the surviving, resulting or acquiring entity which shall in the aggregate possess preferences, qualifications, limitations, restrictions or special or relative rights which are at least as favorable as those possessed by the holders as such of the shares of Series A Preferred Stock immediately prior to the effective date of such merger, consolidation or sale or other disposition of assets.

(iii) Declare or pay dividends on, make any other distributions with respect to, or redeem or purchase or otherwise acquire for consideration, any share of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless (1) all dividends or other distributions payable on the Series A Preferred Stock as provided in ARTICLE IV, Section (1)(B), and all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, and (2) immediately after giving effect to any such dividend, distribution or payment for the repurchase or redemption of any such share, (a) the Corporation shall be able to meet its liabilities and obligations (including for this purpose, the obligation to pay dividends on the Series A Preferred Stock) and (b) the fair market value of the Corporation as a going concern shall be greater than the sum of (i) the aggregate amount of the Series A Liquidation Preference for all shares of Series A Preferred Stock then outstanding plus (ii) the aggregate amount of any liquidation preference for all shares of any other class of Preferred Stock ranking equal or senior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock then outstanding, if any.

(4) Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of Common Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received One Million Canadian dollars (CA$1,000,000) per share plus an amount equal to all accrued and unpaid dividends and distribution thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock.

(B) In the event that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of the outstanding shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, then the assets available for distribution to the holders of shares of Series A Preferred Stock and the shares of such other stock shall be distributed ratably to the holders of shares of Series A Preferred Stock and such parity shares in proportion to their respective liquidation preferences.

(5) Purchase of Series A Preferred Stock by the Corporation. The shares of Series A Preferred Stock are not redeemable at the option of the Corporation. However, the Corporation may at any time or from time to time purchase, either at public or private sale, the whole or any part of the outstanding shares of Series A Preferred Stock, to the extent such purchase is not otherwise prohibited by the Articles, on such terms as the Corporation may determine are acceptable, except that no sum may be paid or set apart for the purchase of shares of Series A Preferred Stock at any time unless the full cumulative dividends to the end of the then current dividend period payable on all shares of Series A Preferred Stock have been paid or declared and set aside for payment.

ARTICLE V.

SERIES B PREFERRED STOCK

(1) Dividends and Distributions.

(A) The holder of each share of Series B Preferred Stock shall receive in respect thereof, when and as declared by the Board of Directors out of funds legally available for such purpose, cumulative dividends at the rate per annum of Eighty Three Thousand Canadian dollars (CA$83,000), payable annually on each February 15 in each year (each such dale being referred to herein as a “Series B Annual Dividend Payment Date”), commencing on the first Series B Annual Dividend Payment Date after the first issuance of a share of Series B Preferred Stock, and no more. Dividends on each share of Series B Preferred Stock will accumulate from the date of the issue of such share, but accruals of dividends will not bear interest. All such dividends shall be payable in cash or, at the election of the holders of a majority of the outstanding shares of Series B Preferred Stock by notice to the Corporation at least thirty (30) days prior to the applicable payment, in shares of Series B Preferred Stock. In the event that payment is elected to be made in the form of shares of Series B Preferred Stock, the number of shares issuable shall be determined by dividing the amount of the dividend by the amount of the Series B Liquidation Preference (as defined herein) as in effect at such time.

(B) Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

(2) Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:

(A) In addition to the voting rights provided for in ARTICLE V, Section (2)(B), the holders of Series B Preferred Stock shall be entitled to vote, at the rate of one vote for each share of such stock held, with respect to all matters which are submitted to a vote of shareholders or with respect to which shareholders may be entitled to vote, including without limitation the election of directors.

(B)

(i) If at any time dividends on any Series B Preferred Stock shall be in arrears in an amount equal to two (2) annual dividends thereon, the occurrence of such contingency shall mark the beginning of a period (a “Series B Default Period”) which shall extend until such time when all accrued and unpaid dividends for all previous annual dividend periods and for the current annual dividend period on all shares of Series B Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each Series B Default Period, all holders of Series B Preferred Stock and Series A Preferred Stock on which dividends are in arrears in an amount equal to two (2) annual dividends thereon, voting as a class, irrespective of series designation, shall have the right to elect two (2) directors.

(ii) During any Series B Default Period, such voting rights of the holders of Series B Preferred Stock may be exercised initially at a special meeting called pursuant to ARTICLE V, Section (2)(B)(iii) or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting rights nor the right of the holders of any other series of Preferred Stock, if any, to increase the authorized number of directors shall be exercised unless the holders of one-third (1/3) of the shares of Preferred Stock outstanding and entitled to such voting rights shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing Series B Default Period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if two (2) vacancies do not then exist, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them at such meeting of two (2) directors. After the holders of the Preferred Stock shall have exercised their right to elect directors in any Series B Default Period and during the continuance of such period, the number of directors which shall constitute the Board of Directors shall not be increased or decreased except by the affirmative vote of a majority of the outstanding shares of each class or series of Capital Stock entitled to vote thereon, each class or series voting as a class or series.

(iii) During an existing Series B Default Period, unless the holders of Preferred Stock shall have previously exercised their right to elect directors as provided for in this Section, the Board of Directors may, and upon the written request of the holders of at least ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series designation, shall call a special meeting of the holders of Preferred Stock for the purpose of conducting the election of directors referred to in ARTICLE V, Section (2)(B)(ii). Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this ARTICLE V, Section (2)(B) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after such request, and if the Board of Directors shall not have called such meeting within sixty (60) days after such request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this ARTICLE V, Section (2)(B)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the shareholders, but instead such election of directors shall be conducted at such annual meeting of shareholders.

(iv) In any Series B Default Period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the Series B Default Period and (y) if at any time during the Series B Default Period a vacancy shall exist in the Board of Directors, and two (2) directors elected by the holders of Preferred Stock pursuant to this Section shall not then be in office, such vacancy in the Board of Directors may be filled by the vote of the holders of Preferred Stock in accordance with this ARTICLE V, Section (2)(B), except that if such vacancy is created by the removal of a director, the vacancy may be filled only by the unanimous vote of the holders of Preferred Stock.

(v) Immediately upon the expiration of a Series B Default Period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate and (z) the number of directors shall be such number as may be provided for in or fixed pursuant to the Articles or the Bylaws irrespective of any increase made pursuant to the provisions of ARTICLE V, Section (2)(B)(ii) (such number being subject, however, to change thereafter in any manner provided by law or in the Articles or the Bylaws).

(3) Certain Restrictions.

(A) Whenever annual dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in ARTICLE V, Section (1)(B) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not declare or pay dividends on, make any other distributions with respect to, or redeem or purchase or otherwise acquire for consideration, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section (3)(A) or (3)(C)(iii) of this ARTICLE V, purchase or otherwise acquire such shares at such time and in such manner.

(C) So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the consent, given in writing or by resolution adopted at a meeting duly called for that purpose, of the holders of at least a majority of the shares of Series B Preferred Stock outstanding, do any of the following:

(i) Make any change in the Articles or otherwise effect any change in the preferences, qualifications, limitations, restrictions or special or relative rights of the shares of Series B Preferred Stock so as to affect the Series B Preferred Stock adversely.

(ii) Merge or consolidate with any other corporation or other entity, or sell or otherwise dispose of all or substantially all of its assets, unless under the terms of such merger, consolidation or sale or other disposition of assets (1) the shares of Series B Preferred Stock then outstanding will remain outstanding with no adverse changes in its preferences, qualifications, limitations, restrictions or special or relative rights or (2) each holder of shares of Series B Preferred Stock shall receive, in exchange for such shares, securities of the surviving, resulting or acquiring entity which shall in the aggregate possess preferences, qualifications, limitations, restrictions or special or relative rights which are at least as favorable as those possessed by the holders as such of the shares of Series B Preferred Stock immediately prior to the effective date of such merger, consolidation or sale or other disposition of assets.

(iii) Declare or pay dividends on, make any other distributions with respect to, or redeem or purchase or otherwise acquire for consideration, any share of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless (1) all dividends or other distributions payable on the Series B Preferred Stock as provided in ARTICLE V, Section (1)(B), and all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, and (2) immediately after giving effect to any such dividend, distribution or payment for the repurchase or redemption of any such share, (a) the Corporation shall be able to meet its liabilities and obligations (including for this purpose, the obligation to pay dividends on the Series B Preferred Stock) and (b) the fair market value of the Corporation as a going concern shall be greater than the sum of (i) the aggregate amount of the Series B Liquidation Preference for all shares of Series B Preferred Stock then outstanding plus (ii) the aggregate amount of any liquidation preference for all shares of any other class of Preferred Stock ranking equal or senior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock then outstanding, if any.

(4) Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of Common Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received One Million Canadian dollars (CA$1,000,000) per share plus an amount equal to all accrued and unpaid dividends and distribution thereon, whether or not declared, to the date of such payment (the “Series B Liquidation Preference”). Following the payment of the full amount of the Series B Liquidation Preference, no additional distributions shall be made to the holders of shares of Series B Preferred Stock.

(B) In the event that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of the outstanding shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, then the assets available for distribution to the holders of shares of Series B Preferred Stock and the shares of such other stock shall be distributed ratably to the holders of shares of Series B Preferred Stock and such parity shares in proportion to their respective liquidation preferences.

(5) Purchase of Series B Preferred Stock by the Corporation. The shares of Series B Preferred Stock are not redeemable at the option of the Corporation. However, the Corporation may at any time or from time to time purchase, either at public or private sale, the whole or any part of the outstanding shares of Series B Preferred Stock, to the extent such purchase is not otherwise prohibited by the Articles, on such terms as the Corporation may determine are acceptable, except that no sum may be paid or set apart for the purchase of shares of Series B Preferred Stock at any time unless the full cumulative dividends to the end of the then current dividend period payable on all shares of Series B Preferred Stock have been paid or declared and set aside for payment.

ARTICLE VI.

LIMITATION ON DIRECTOR LIABILITY

The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

ARTICLE VII.

INDEMNIFICATION OF AGENTS

The Corporation is authorized to provide indemnification of its agents (as such term is defined in Section 317 of the California General Corporation Law) to the fullest extent permissible under California law.

[Signatures on Following Page]

THIRD. The amendment and restatement of the Amended and Restated Articles of Incorporation of the Corporation, as set forth above, has been duly approved by the Board of Directors of the Corporation.

FOURTH. The amendment and restatement of the Amended and Restated Articles of Incorporation of the Corporation, as set forth above, has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. There is only one class of shares, common stock, and the number of shares outstanding entitled to vote is 100. The holder of 100% of the issued and outstanding shares of common stock voted in favor of the amendment and restatement. This number equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%).

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated as of: March 21, 2007

/s/ C. Jeffrey Jacobs

Name:	C Jeffrey Jacobs
Title:	Vice President

/s/ Cynthia Sharo

Name:	Cynthia Sharo
Title:	Secretary

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of May 31, 2007 (this “Agreement”), is made and entered into by and between TFX MEDICAL INCORPORATED, a Delaware corporation (“TFX Medical”), and TELEFLEX MEDICAL INCORPORATED, a California corporation (“Teleflex Medical”). TFX Medical and Teleflex Medical are sometimes referred to in this Agreement individually as a “Constituent Company” and collectively as the “Constituent Companies.”

BACKGROUND

The respective Boards of Directors of TFX Medical and Teleflex Medical have determined that it is advisable and in the best interests of TFX Medical and Teleflex Medical and their respective stockholders that TFX Medical merge with and into Teleflex Medical in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”), the California General Corporation Law (the “CGCL”) and the terms of this Agreement, pursuant to which Teleflex Medical will be the surviving corporation (the “Merger”). This Merger is intended to qualify as a “reorganization” under the provisions of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

ARTICLE 1

THE MERGER

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the relevant provisions of the DGCL and the CGCL, at the Effective Time (as defined in Section 1.2 hereof), TFX Medical shall be merged with and into Teleflex Medical. As a result of the Merger, the separate existence of TFX Medical shall cease and Teleflex Medical shall continue as the surviving corporation of the Merger (the “Surviving Corporation”).

1.2 Effective Time. The Merger shall become effective (the “Effective Time”) as prescribed by law.

1.3 Effect of the Merger. The Merger shall have the effects specified in the. DGCL and the CGCL and, upon the effectiveness of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties, of each Constituent Company; and all property, real, personal and mixed of each Constituent Company, and all debts due to either Constituent Company or whatever account, shall be vested in the Surviving Corporation; and all such rights, privileges, powers and franchises of each Constituent Company, and all property, real, personal and mixed of each Constituent Company, and all debts due to either such rights, privileges, powers, franchises, property and other interests of each Constituent Company shall be thereafter as effectually the property of the Surviving Corporation as they were of either Constituent Company, and the title to any real estate vested by deed or otherwise in cither Constituent Company shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of either Constituent Company shall be preserved unimpaired and all debts, liabilities and duties of either Constituent Company shall thenceforth attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

1.4 Name of Surviving Corporation. The name of the Surviving Corporation shall be Teleflex Medical Incorporated.

1.5 Articles of Incorporation; By-Laws. The Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of Teleflex Medical in effect immediately prior to the Effective Time shall be the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of the Surviving Corporation.

1.6 Directors and Officers. At and after the Effective Time, in each case until their respective successors are duly elected or appointed and qualified, the initial directors and officers of the Surviving Corporation shall be the directors and officers of Teleflex Medical as of the date hereof.

1.7 Taking Necessary Action; Further Action. Each Constituent Company shall use its best efforts to take all action as may be reasonably necessary or desirable to effectuate the Merger under the DGCL and the CGCL at the Effective Time. If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this properties, interests, rights, privileges, immunities, power and franchises of each Constituent Company, the officers of the Surviving Corporation are fully authorized in the name of each Constituent Company or otherwise to take, and shall take, all such lawful and necessary or desirable action.

ARTICLE 2

TERMS OF THE MERGER

2.1 Surrender of TFX Medical Common Shares. At the Effective Time and upon the surrender by Teleflex Incorporated, a Delaware corporation (“Teleflex”), the holder of all of the issued and outstanding shares of common stock, par value $1.00 per share, of TFX Medical, of the certificates representing all of the issued and outstanding shares of common stock of TFX Medical owned by Teleflex immediately prior to the Effective Time (the “Common Certificates”) to the Surviving Corporation, the Common Certificates shall be canceled without consideration.

2.2 Effect on TFX Medical Preference Shares. Each issued and outstanding share of Class A Preference Stock, par value $1.00 per share, of TFX Medical, shall be converted into one (1) fully paid and non assessable share of Series A Preferred Stock, par value $0.01 per share, of the Surviving Corporation and shall have such rights, preferences and privileges as set

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forth in the Amended and Restated Articles of Incorporation of the Surviving Corporation. Each issued and outstanding share of Class B Preference Stock, par value $1.00 per share, of TFX Medical, shall be converted into one (1) fully paid and non-assessable share of Series B Preferred Stock, par value $0.01 per share, of the Surviving Corporation and shall have such rights, preferences and privileges as set forth in the Amended and Restated Articles of Incorporation of the Surviving Corporation.

2.3 Exchange of Preference Certificates.

(a) At the Effective Time, Teleflex Holding Company, a corporation organized under the laws of Canada (“Teleflex Holding”), the holder of all of the issued and outstanding shares of Class A Preference Stock and Class B Preference Stock of TFX Medical, shall surrender the certificates representing all of the issued and outstanding shares of Class A Preference Stock and Class B Preference Stock of TFX Medical owned by Teleflex Holding immediately prior to the Effective Time (the “Preference Certificates”) to the Surviving Corporation, and upon receipt of the Preference Certificates the Surviving Corporation shall issue to Teleflex Holding each of the following (collectively, the “Replacement Certificates”):

(i) a certificate representing the number of shares of Series A Preferred Stock of the Surviving Corporation to which such holder is entitled pursuant to the provisions of Section 2.2 hereof.

(ii) a certificate representing the number of shares of Series B Preferred Stock of the Surviving Corporation to which such holder is entitled pursuant to the provisions of Section 2.2 hereof.

(b) No Further Ownership Rights in Class A Preference Stock or Class B Preference Stock. Upon the receipt of the Replacement Certificates by Teleflex Holding, the Preference Certificates shall be canceled and Teleflex Holding shall be deemed to have received all of the consideration that is due to Teleflex Holding with respect to the shares of Class A Preference Stock and Class B Preference Stock of TFX Medical held by Teleflex Holding immediately prior to the Effective Time.

ARTICLE 3

MISCELLANEOUS

3.1 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware and the State of California, without giving effect to principles of conflicts of laws.

3.2 Counterparts, Facsimile Signatures; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement, once executed by a party, may he delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

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3.3 Termination. This Agreement may be terminated and abandoned by either Constituent Company at any time prior to the Effective Time.

3.4 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its duly authorized officers, all as of the day and year first above written.

TFX MEDICAL INCORPORATED
a Delaware corporation

By:	/s/ C. Jeffrey Jacobs

	Name:	C. Jeffrey Jacobs
	Title:	Vice President

By:	/s/ Cynthia Sharo

	Name:	Cynthia Sharo
	Title:	Secretary

TELEFLEX MEDICAL INCORPORATED
a California corporation

By:	/s/ C. Jeffrey Jacobs

	Name:	C. Jeffrey Jacobs
	Title:	Vice President

By:	/s/ Cynthia Sharo

	Name:	Cynthia Sharo
	Title:	Secretary

TELEFLEX MEDICAL INCORPORATED

CERTIFICATE OF APPROVAL OF

AGREEMENT AND PLAN OF MERGER

C. Jeffrey Jacobs and Cynthia Sharo certify that:

1.	They are the vice president and the secretary, respectively, of Teleflex Medical Incorporated, a California corporation (“Corporation” or “Company”).

2.	The Agreement and Plan of Merger in the form attached was duly approved by the board of directors and sole shareholder of the Corporation, which equaled or exceeded the vote required.

3.	The shareholder approval was by the holder of 100% of the outstanding shares of the corporation.

4.	There are two classes of shares authorized (common and preferred). The number of shares of common stock outstanding and entitled to vote on the merger is 2,000. There are no shares of preferred stock outstanding.

5.	The percentage vote required was more than fifty percent (50%).

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: as of May 31, 2007

/s/ C. Jeffrey Jacobs
C. Jeffrey Jacobs, Vice President

/s/ Cynthia Sharo
Cynthia Sharo, Secretary

TFX MEDICAL INCORPORATED

CERTIFICATE OF APPROVAL OF

AGREEMENT AND PLAN OF MERGER

C. Jeffrey Jacobs and Cynthia Sharo certify that:

1.	They are the vice president and the secretary, respectively, of TFX Medical Incorporated, a Delaware corporation (“Corporation” or “Company”).

2.	The Agreement and Plan of Merger in the form attached was duly approved by the board of directors and all of the stockholders of the Corporation, which equaled or exceeded the vote required.

3.	The stockholder approval was by the holders of 100% of the outstanding shares of the corporation.

4.	There are two classes of shares authorized (common and preferred). The number of shares of common stock outstanding and entitled to vote is 1. The number of shares of preferred stock outstanding and entitled to vote are: 202.71 shares of Class A Preferred and 128.66638 shares of Class B Preferred.

5.	The percentage vote required was one hundred percent (100%).

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: May 31, 2007

/s/ C. Jeffrey Jacobs
C. Jeffrey Jacobs, Vice President

/s/ Cynthia Sharo
Cynthia Sharo, Secretary

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of September 16, 2011 (this “Agreement”), is made and entered into by and between SPECIALIZED MEDICAL DEVICES, LLC, a Delaware limited Liability company (“Specialized Medical”), and TELEFLEX MEDICAL INCORPORATED, a California corporation (“Teleflex Medical”).

BACKGROUND

The Board of Directors of Teleflex Medical and the sole member of Specialized Medical have determined that it is advisable and in the best interests of Specialized Medical and Teleflex Medical (and the shareholders of Teleflex Medical) that Specialized Medical merge with and into Teleflex Medical in accordance with the applicable provisions of the California General Corporation Law (the “CGCL”), the Delaware Limited Liability Company Act, as amended (the “LLC Act”), and the terms of this Agreement, pursuant to which Teleflex Medical will be the surviving corporation (the “Merger”). This Merger is intended to qualify as a complete liquidation under the provisions of Section 332 of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

ARTICLE 1

THE MERGER

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the relevant provisions of the CGCL and the LLC Act, at the Effective Time (as defined in Section 1.2 hereof), Specialized Medical shall be merged with and into Teleflex Medical. As a result of the Merger, the separate existence of Specialized Medical shall cease and Teleflex Medical shall continue as the surviving corporation of the Merger (the “Surviving Corporation”). Specialized Medical and Teleflex Medical are sometimes referred to in this Agreement individually as a “Constituent Company” and collectively as the “Constituent Companies.”

1.2 Effective Time. The Merger shall become effective (the “Effective Time”) at 12:01 a.m. on September 26, 2011.

1.3 Effect of the Merger. The Merger shall have the effects specified in the CGCL and the LLC Act and, upon the effectiveness of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties, of each Constituent Company; and all such rights, privileges, powers and franchises of each Constituent Company, and all property, real, personal and mixed of each Constituent Company, and all debts due to either Constituent Company on whatever account, shall be vested in the Surviving Corporation; and all such rights, privileges, powers, franchises, property and other interests of each

Constituent Company shall be thereafter as effectually the property of the Surviving Corporation as they were of either Constituent Company, and the title to any real estate vested by deed or otherwise in either Constituent Company shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either Constituent Company shall be preserved unimpaired and all debts, liabilities and duties of either Constituent Company shall thenceforth attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

1.4 Name of Surviving Corporation. The name of the Surviving Corporation shall be Teleflex Medical Incorporated.

1.5 Articles of Incorporation; By-Laws. The Amended and Restated Articles of Incorporation and Bylaws of Teleflex Medical in effect immediately prior to the Effective Time shall be the Articles of Incorporation and Bylaws of the Surviving Corporation.

1.6 Directors and Officers. At and after the Effective Time, in each case until their respective successors are duly elected or appointed and qualified, the initial directors and officers of the Surviving Corporation shall be the directors and officers of Teleflex Medical as of the date hereof.

1.7 Taking Necessary Action; Further Action. Each Constituent Company shall use its best efforts to take all action as may be reasonably necessary or desirable to effectuate the Merger under the CGCL and the LLC Act at the Effective Time. If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all properties, interests, rights, privileges, immunities, powers and franchises of each Constituent Company, the officers of the Surviving Corporation are fully authorized in the name of each Constituent Company or otherwise to take, and shall take, all such lawful and necessary or desirable action.

ARTICLE 2

TERMS OF THE MERGER

2.1 Surrender of Specialized Medical Shares. At the Effective Time the ownership interest of Teleflex Medical, the sole member of Specialized Medical, which ownership interest is uncertificated and represents 100% of the outstanding ownership interests of Specialized Medical, shall be canceled without consideration.

ARTICLE 3

MISCELLANEOUS

3.1 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California and the State of Delaware, without giving effect to principles of conflicts of laws.

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3.2 Counterparts, Facsimile Signatures; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

3.3 Termination. This Agreement may be terminated and abandoned by either Constituent Company at any time prior to the Effective Time.

3.4 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its duly authorized officers, all as of the day and year first above written.

TELEFLEX MEDICAL INCORPORATED a California corporation

By:	/s/ C. Jeffrey Jacobs
	Name:	C. Jeffrey Jacobs
	Title:	Vice President and Treasurer

By:	/s/ James J. Leyden
	Name:	James J. Leyden
	Title:	Assistant Secretary

SPECIALIZED MEDICAL DEVICES, LLC a Delaware limited liability company

By:	/s/ C. Jeffrey Jacobs
	Name:	C. Jeffrey Jacobs
	Title:	Vice President and Treasurer

By:	/s/ James J. Leyden
	Name:	James J. Leyden
	Title:	Assistant Secretary

TELEFLEX MEDICAL INCORPORATED

CERTIFICATE OF APPROVAL OF

AGREEMENT AND PLAN OF MERGER

C. Jeffrey Jacobs and James J. Leyden certify that:

1.	They are the vice president and the assistant secretary, respectively, of Teleflex Medical Incorporated, a California corporation (“Corporation” or “Company”).

2.	The Agreement and Plan of Merger in the form attached was duly approved by the board of directors of the Corporation.

3.	Shareholder approval of the Agreement and Plan of Merger was not required, pursuant to Section 1201(b) of the California Corporations Code.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: September 16, 2011

/s/ C. Jeffrey Jacobs
C. Jeffrey Jacobs, Vice President

/s/ James J. Leyden
James J. Leyden, Assistant Secretary

SPECIALIZED MEDICAL DEVICES, LLC

CERTIFICATE OF APPROVAL OF

AGREEMENT AND PLAN OF MERGER

C. Jeffrey Jacobs and James J. Leyden certify that:

1.	They are the vice president and the assistant secretary, respectively, of Specialized Medical Devices, LLC, a Delaware limited liability company (“Company”).

2.	The Agreement and Plan of Merger in the form attached was duly approved by the sole member of the Company.

3.	The member approval was by the sole holder of 100% of the membership interests in the Company, which equaled or exceeded the vote required.

4.	The percentage vote required was one hundred percent (100%).

5.	The statutory basis under which the Company is authorized to effect the merger is Section 18-209(b) of the Delaware Limited Liability Company Act.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: September 16, 2011

/s/ C. Jeffrey Jacobs
C. Jeffrey Jacobs, Vice President

/s/ James J. Leyden
James J. Leyden, Assistant Secretary

OBE MERG
State of California Secretary of State
Certificate of Merger

(California Corporations Code sections 1113(g), 6019.1, 8019.1, 9640, 12540.1, 15911.14, 16915(b) and 17552)

IMPORTANT — Read all Instructions before completing this form.	This Space For Filing Use Only

1. NAME OF SURVIVING ENTITY	2. TYPE OF ENTITY	3. CA SECRETARY OF STATE FILE NUMBER	4. JURISDICTION

Teleflex Medical Incorporated	corporation	C0308527	California

5. NAME OF DISAPPEARING ENTITY	6. TYPE OF ENTITY	7. CA SECRETARY OF STATE FILE NUMBER	8. JURISDICTION

Specialized Medical Devices, LLC	limited liability co.	None	Delaware

9.	THE PRINCIPAL TERMS OF THE AGREEMENT OF MERGER WERE APPROVED BY A VOTE OF THE NUMBER OF INTERESTS OR SHARES OF EACH CLASS THAT EQUALED OR EXCEEDED THE VOTE REQUIRED. IF A VOTE WAS REQUIRED, SPECIFY THE CLASS AND THE NUMBER OF OUTSTANDING INTERESTS OF EACH CLASS ENTITLED TO VOTE ON THE MERGER AND THE PERCENTAGE VOTE REQUIRED OF EACH CLASS. ATTACH ADDITIONAL PAGES, IF NECESSARY.

SURVIVING ENTITY			DISAPPEARING ENTITY
CLASS AND NUMBER	AND	PERCENTAGE VOTE REQUIRED	CLASS AND NUMBER	AND	PERCENTAGE VOTE REQUIRED

			100% membership interests		100% (single member LLC)

Shareholder vote not required per Section 1201 (b) CCC

10.	IF EQUITY SECURITIES OF A PARENT PARTY ARE TO BE ISSUED IN THE MERGER, CHECK THE APPLICABLE STATEMENT.

☐	No vote of the shareholders of the parent party was required.	☐	The required vote of the shareholders of the parent party was obtained.

11.	IF THE SURVIVING ENTITY IS A DOMESTIC LIMITED LIABILITY COMPANY, LIMITED PARTNERSHIP, OR PARTNERSHIP, PROVIDE THE REQUISITE CHANGES (IF ANY) TO THE INFORMATION SET FORTH IN THE SURVIVING ENTITY’S ARTICLES OF ORGANIZATION, CERTIFICATE OF LIMITED PARTNERSHIP OR STATEMENT OF PARTNERSHIP AUTHORITY RESULTING FROM THE MERGER. ATTACH ADDITIONAL PAGES, IF NECESSARY.

N/A

12.	IF A DISAPPEARING ENTITY IS A DOMESTIC LIMITED LIABILITY COMPANY, LIMITED PARTNERSHIP, OR PARTNERSHIP, AND THE SURVIVING ENTITY IS NOT A DOMESTIC ENTITY OF THE SAME TYPE, ENTER THE PRINCIPAL ADDRESS OF THE SURVIVING ENTITY.

PRINCIPAL ADDRESS OF SURVIVING ENTITY	CITY AND STATE	ZIP CODE
N/A

13.	OTHER INFORMATION REQUIRED TO BE STATED IN THE CERTIFICATE OF MERGER BY THE LAWS UNDER WHICH EACH CONSTITUENT OTHER BUSINESS ENTITY IS ORGANIZED. ATTACH ADDITIONAL PAGES, IF NECESSARY.

14. STATUTORY OR OTHER BASIS UNDER WHICH A FOREIGN OTHER BUSINESS ENTITY IS AUTHORIZED TO EFFECT THE MERGER.	15. FUTURE EFFECTIVE DATE, IF ANY
09 - 26 - 2011
Delaware Limited Liability Company Act, Section 18-209(b)	(Month) (Day) (Year) 12:01 a.m.

16.	ADDITIONAL INFORMATION SET FORTH ON ATTACHED PAGES, IF ANY; IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE PART OF THIS CERTIFICATE.

17.	I CERTIFY UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE FOREGOING IS TRUE AND CORRECT OF MY OWN KNOWLEDGE. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

/s/ C. Jeffrey Jacobs	9/16/2011	C. Jeffrey Jacobs, Vice President

SIGNATURE OF AUTHORIZED PERSON FOR THE SURVIVING ENTITY	DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON
/s/ James J. Leyden	9/16/2011	James J. Leyden, Assistant Secretary

SIGNATURE OF AUTHORIZED PERSON FOR THE SURVIVING ENTITY	DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON
C. Jeffrey Jacobs, Vice President Teleflex Medical Incorporated, Sole Member/Manager
/s/ C. Jeffrey Jacobs	9/16/2011

SIGNATURE OF AUTHORIZED PERSON FOR THE DISAPPEARING ENTITY	DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

SIGNATURE OF AUTHORIZED PERSON FOR THE DISAPPEARING ENTITY	DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

For an entity that is a business trust, real estate investment trust or an unincorporated association, set forth the provision of law or other basis for the authority of the person signing:

OBE MERGER-1 (REV 01/2010)	APPROVED BY SECRETARY OF STATE

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of December 18, 2013 (this “Agreement”), is made and entered into by and between LMA NORTH AMERICA, INC., a Nevada corporation (“LMA”), and (TELEFLEX MEDICAL INCORPORATED) a California corporation (“Teleflex Medical”).

BACKGROUND

The Board of Directors of Teleflex Medical and the Board of Directors of LMA have determined that it is advisable and in the best interests of LMA and Teleflex Medical and their respective shareholders that LMA merge with and into Teleflex Medical in accordance with the applicable provisions of the California General. Corporation Law (the “CGCL”), the Nevada Revised Statutes (the “NRS”), and the terms of this Agreement, pursuant to which Teleflex Medical will be the surviving corporation (the “Merger”). This Merger is intended to qualify as a complete liquidation under the provisions of Section 332 of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

ARTICLE 1

THE MERGER

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the relevant provisions of the CGCL and the NRS, at the Effective Time (as defined in Section 1.2 hereof), LMA shall be merged with and into Teleflex Medical. As a result of the Merger, the separate existence of LMA shall cease and Teleflex Medical shall continue as the surviving corporation of the Merger (the “Surviving Corporation”). LMA and Teleflex Medical are sometimes referred to in this Agreement individually as a “Constituent Company” and collectively as the “Constituent Companies.”

1.2 Effective Time. The Merger shall become effective (the “Effective Time”) at 11:59 p.m. eastern time on December 31, 2013.

1.3 Effect of the Merger. The Merger shall have the effects specified in the CGCL and the NRS and, upon the effectiveness of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties, of each Constituent Company; and all such rights, privileges, powers and franchises of each Constituent Company, and all property, real, personal and mixed of each Constituent Company, and all debts due to either Constituent Company on whatever account, shall be vested in the Surviving Corporation; and all such rights, privileges, powers, franchises, property and other interests of each Constituent Company shall be thereafter as effectually the property of the Surviving Corporation as they were of either Constituent Company, and the title to any real estate vested by deed or otherwise in either Constituent Company shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either Constituent Company shall be preserved unimpaired and all debts, liabilities and duties of either Constituent Company shall thenceforth attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

1.4 Name of Surviving Corporation. The name of the Surviving Corporation shall be Teleflex Medical Incorporated.

1.5 Articles of Incorporation: By-Laws. The Amended and Restated Articles of Incorporation and Bylaws of Teleflex Medical in effect immediately prior to the Effective Time shall be the Articles of Incorporation and Bylaws of the Surviving Corporation.

1.6 Directors and Officers. At and after the Effective Time, in each case until their respective successors are duly elected or appointed and qualified, the initial directors and officers of the Surviving Corporation shall be the directors and officers of Teleflex Medical as of the date hereof.

1.7 Taking Necessary Action: Further Action. Each Constituent Company shall use its best efforts to take all action as may be reasonably necessary or desirable to effectuate the Merger under the CGCL and the NRS at the Effective Time. If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all properties, interests, rights, privileges, immunities, powers and franchises of each Constituent Company, the officers of the Surviving Corporation arc fully authorized in the name of each Constituent Company or otherwise to take, and shall take, all such lawful and necessary or desirable action.

ARTICLE 2

TERMS OF THE MERGER

2.1 Surrender of LMA North America, Inc. Shares. At the Effective Time and upon the surrender by Teleflex Medical, the sole stockholder of LMA, of the certificates representing all of the issued and outstanding shares of capital stock of LMA immediately prior to the Effective Time (collectively, the “Certificates”), the Certificates shall be canceled without consideration.

ARTICLE 3

MISCELLANEOUS

3.1 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California and the State of Nevada, without giving effect to principles of conflicts of laws.

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3.2 Counterparts, Facsimile Signatures; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

3.3 Termination. This Agreement may be terminated and abandoned by either Constituent Company at any time (notwithstanding approval thereof by the stockholders of the Constituent Companies) prior to the Effective Time.

3.4 Amendment. Prior to the Effective Time, to the extent permitted by applicable law, this Agreement may be amended by the Constituent Companies, at any time before or after adoption of this Agreement by the stockholders of the Constituent Companies; provided, that, after any such stockholder approval, no such amendment shall be made that by law requires further approval by any of the Constituent Companies’ stockholders (including any changes of the principal terms of this Agreement) without the approval of such stockholders of the Constituent Companies. This Agreement may not be amended, changed, supplemented or otherwise modified except by an instrument in writing signed on behalf of each of the Constituent Companies.

3.5 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its duly authorized officers, all as of the day and year first above written.

TELEFLEX MEDICAL INCORPORATED a California corporation

By:	/s/ C. Jeffrey Jacobs
	Name:	C. Jeffrey Jacobs
	Title:	Vice President and Treasurer

By:	/s/ James J. Leyden
	Name:	James J. Leyden
	Title:	Assistant Secretary

LMA NORTH AMERICA, INC. a Nevada corporation

By:	/s/ C. Jeffrey Jacobs
	Name:	C. Jeffrey Jacobs
	Title:	Vice President

By:	/s/ James J. Leyden
	Name:	James J. Leyden
	Title:	Secretary

TELEFLEX MEDICAL INCORPORATED

CERTIFICATE OF APPROVAL OF

AGREEMENT AND PLAN OF MERGER

C. Jeffrey Jacobs and Cynthia Sharo certify that:

1.	They are the vice president and the secretary, respectively, of Teleflex Medical Incorporated, a California corporation (“Corporation” or “Company”).

2.	The Agreement and Plan of Merger in the form attached was duly approved by the board of directors of the Corporation.

3.	Shareholder approval of the Agreement and Plan of Merger was not required, pursuant to Section 1201(b) of the California Corporations Code.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: December 18, 2013

/s/ C. Jeffrey Jacobs
C. Jeffrey Jacobs, Vice President

/s/ Cynthia Sharo
Cynthia Sharo, Secretary

LMA NORTH AMERICA, INC.

CERTIFICATE OF APPROVAL OF

AGREEMENT AND PLAN OF MERGER

C. Jeffrey Jacobs and Cynthia Sharo certify that:

1.	They are the vice president and the assistant secretary, respectively, of LMA North America, Inc., a Nevada corporation (“Corporation” or “Company”).

2.	The Agreement and Plan of Merger in the form attached was duly approved by Teleflex Medical Incorporated, a California corporation and the holder of all one hundred (100) outstanding shares of Voting Common Stock, par value $.01 per share, of the Company, which equaled or exceeded the vote required.

3.	The Voting Common Stock, par value $.01 per share, and the Preferred Stock, par value $.01 per share, are the only classes of stock entitled to vote. There are no outstanding shares of Preferred Stock. The percentage vote required was one hundred percent (100%).

3.	The statutory basis under which the Corporation is authorized to effect the merger is Section 92A.100 of the Nevada Revised Statutes.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: December 18, 2013

/s/ C. Jeffrey Jacobs
C. Jeffrey Jacobs, Vice President

/s/ Cynthia Sharo
Cynthia Sharo, Assistant Secretary